JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Shares of Wendy’s International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 12th day of December 2005.

TRIAN PARTNERS GP, L.P.

By: Trian Partners General Partner, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN PARTNERS GENERAL PARTNER, LLC

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN PARTNERS. L.P.

By:	Trian Partners GP, L.P., its general partner
By:	Trian Partners General Partner, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN PARTNERS MASTER FUND, L.P.

By:	Trian Partners GP, L.P., its general partner
By:	Trian Partners General Partner, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN PARTNERS MASTER FUND (NON-ERISA), L.P.

By:	Trian Partners GP, L.P., its general partner
By:	Trian Partners General Partner, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN PARTNERS PARALLEL FUND I, L.P.

By:	Trian Partners Parallel Fund I General Partner, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

[Signature Page of Joint Filing Agreement to Schedule 13D – Wendy’s International, Inc.]

TRIAN PARTNERS PARALLEL FUND I GENERAL PARTNER, LLC

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN FUND MANAGEMENT, L.P.

By:	Trian Fund Management GP, LLC, its general partner

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

TRIAN FUND MANAGEMENT GP, LLC

By:	/s/ Peter W. May
Name: Peter W. May
Title: Member

/s/ Nelson Peltz
NELSON PELTZ

/s/ Peter W. May
PETER W. MAY

/s/ Edward P. Garden
EDWARD P. GARDEN

CASTLERIGG MASTER INVESTMENTS LTD.
By: Sandell Asset Management Corp., its investment manager

By:	/s/ Thomas E. Sandell
Name: Thomas E. Sandell
Title: Chief Executive Officer

SANDELL ASSET MANAGEMENT CORP.

By:	/s/ Thomas E. Sandell
Name: Thomas E. Sandell
Title: Chief Executive Officer

CASTLERIGG INTERNATIONAL LIMITED
By: Sandell Asset Management Corp., its investment manager

By:	/s/ Thomas E. Sandell
Name: Thomas E. Sandell
Title: Chief Executive Officer

[Signature Page of Joint Filing Agreement to Schedule 13D – Wendy’s International, Inc.]

CASTLERIGG INTERNATIONAL HOLDINGS LIMITED
By: Sandell Asset Management Corp., its investment manager

By:	/s/ Thomas E. Sandell
Name: Thomas E. Sandell
Title: Chief Executive Officer

/s/ Thomas E. Sandell
THOMAS E. SANDELL

[Signature Page of Joint Filing Agreement to Schedule 13D – Wendy’s International, Inc.]